                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 28, 2004
                                                 (October 28, 2004)
                                                --------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

          Delaware                    001-13403                  84-1032638
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

      4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri            64116
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             (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code        (816) 584-5000
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     The information, including exhibits attached hereto, in this Current Report is being  furnished and shall not be deemed  "filed" for the purposes of Section
18 of the Securities and Exchange Act of 1934, as amended,  or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be  incorporated  by  reference  into any  registration  statement  or other document pursuant to the Securities Act of 1933,  except as otherwise  expressly stated in such filing.

     On October 28, 2004,  American Italian Pasta Company (the "Company") issued a press  release  announcing  2004  fourth  quarter  and full  year  preliminary unaudited  financial  results.  The press  release is set forth in Exhibit  99.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits. The following exhibits are furnished pursuant to Item 2.02.

     99.1         Press Release dated October 28, 2004.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                       AMERICAN ITALIAN PASTA COMPANY

Date  October 28, 2004
                                            /s/ George D. Shadid
                                       -----------------------------------------
                                            George D. Shadid
                                            Executive Vice President and Chief
                                            Financial Officer

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